SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.  )

Filed by the registrant ☒

Filed by a Party other than the registrant ☐

Check the appropriate box:

☐	Preliminary proxy statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive proxy statement
☒	Definitive additional materials
☐	Soliciting material pursuant to Rule 14a-12

Aon plc

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! AON PLC 2026 Annual General Meeting Vote by June 25, 2026, 5:00 PM Irish Standard Time, (or for shares held through the Aon plc Canadian ESPP, vote by June 24, 2026 by 4:59 AM Irish Standard Time). AON PLC MSC 17510, AON P.O. BOX 551343 ATLANTA, GA 30355 V92389-P49177 You invested in AON PLC and it’s time to vote! You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 26, 2026. Get informed before you vote View the 2026 Proxy Statement, the 2025 Annual Report, and the 2025 Irish Financial Statements online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to June 12, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. PV For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* June 26, 2026 8:30 AM Irish Standard Time The Annual General Meeting will be held on June 26, 2026 at 70 Sir John Rogerson’s Quay, Dublin 2, Ireland, and online via live webcast at www.virtualshareholdermeeting.com/AON2026, at 8:30 AM Irish Standard Time. Note that attending the Annual Meeting virtually will not allow you to vote at the meeting. *Please check the meeting materials for any special requirements for meeting attendance. If you are attending the meeting in person, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote on these important matters.

Voting Items		Board Recommends
1.	Election of Directors:	
1a.	Lester B. Knight	For
1b.	Gregory C. Case	For
1c.	Jose Antonio Álvarez	For
1d.	Jin-Yong Cai	For
1e.	Jeffrey C. Campbell	For
1f.	Cheryl A. Francis	For
1g.	Jo Ann Jenkins	For
1h.	Adriana Karaboutis	For
1i.	Richard C. Notebaert	For
1j.	Gloria Santona	For
1k.	Sarah E. Smith	For
1l.	Byron O. Spruell	For
1m.	James G. Stavridis	For
2.	Advisory resolution to approve the compensation of the Company's named executive officers.	For
3.	Ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026.	For
4.	Re-appoint Ernst & Young Chartered Accountants as the Company's statutory auditor under Irish Law.	For
5.	Authorize the Board or the Audit Committee of the Board to determine the remuneration of Ernst & Young Ireland, in its capacity as the Company's statutory auditor under Irish Law.	For
6.	Authorize the Board to issue Class A Ordinary Shares under Irish Law.	For
7.	Authorize the Board to opt-out of statutory pre-emption rights under Irish Law.	For

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V92390-P49177